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        COMMON STOCK                                             COMMON STOCK

          NUMBER                                                   SHARES

                                    [LOGO]
          WLFC

                        WILLIS LEASE FINANCE CORPORATION


  INCORPORATED UNDER THE LAWS OF            SEE REVERSE FOR STATEMENTS RELATING
   THE STATE OF DELAWARE                           TO RIGHTS, PREFERENCES,
                                            PRIVILEGES AND RESTRICTIONS, IF ANY
                                                   CUSIP  970646 10 5



   THIS CERTIFIES THAT


                                    SPECIMEN


   IS THE RECORD HOLDER OF

   FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $0.01 PAR VALUE, OF

                        WILLIS LEASE FINANCE CORPORATION

TRANSFERABLE ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ADDRESSED. THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED AND REGISTERED BY THE TRANSFER AGENT AND REGISTRAR.

   WITNESS THE FACSIMILE SEAL OF THE CORPORATION AND THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.



                         WILLIS LEASE FINANCE CORPORATION
                                   CORPORATE
                                      SEAL
                                    MARCH 12,
                                      1998
                                    DELAWARE


     /s/ JAMES D. McBRIDE                 /s/ CHARLES F. WILLIS
     CHIEF FINANCIAL OFFICER              PRESIDENT AND CHIEF EXECUTIVE OFFICER



COUNTERSIGNED AND REGISTERED.
               AMERICAN STOCK TRANSFER & TRUST COMPANY
                                             TRANSFER AGENT AND REGISTRAR

BY

                                                          AUTHORIZED SIGNATURE


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    A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Corporate Secretary of the Corporation at the principal office of the Corporation

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common    UNIF GIFT MIN ACT         Custodian
                                                     -------         ------
                                                      (Cust)        (Minor)
TEN ENT - as tenants by the       under Uniform Gifts to Minors
          entireties              Act
JT TEN  - as joint tenants with       -------------------------------------
          right of survivorship                     (State)
          and not as tenants in   UNIF TRF MIN ACT       Custodian
          common                                  -------
                                                  (Cust)
                                  (until age)         )
                                             --------
                                                under Uniform Transfers to
                                  ------------
                                   (Minor)
                                   Minors Act
                                              ----------------
                                                    (State)

       Additional abbreviations may also be used though not in the above list.



    FOR VALUE RECEIVED, ______________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------

-------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

-------------------------------------------------------------------------------

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                                                                         Shares
-------------------------------------------------------------------------
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                       Attorney
-----------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     ---------------------------------


                                       X
                                         --------------------------------------

                                       X
                                         --------------------------------------
                                 NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                         MUST CORRESPOND WITH THE NAME(S) AS
                                         WRITTEN UPON THE FACE OF THE
                                         CERTIFICATE IN EVERY PARTICULAR,
                                         WITHOUT ALTERATION OR ENLARGEMENT OR
                                         ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By ___________________________________________
    THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM). PURSUANT TO S.E.C. RULE 17Ad-15.